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                                                                EXHIBIT 99.2


                       NOTICE OF GUARANTEED DELIVERY FOR
                           TENDER OF 10% SENIOR NOTES
               DUE JUNE 1, 2007 OF BROOKS FIBER PROPERTIES, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Brooks Fiber Properties, Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated June ___, 1997 (the "Prospectus"), if certificates for the outstanding 10% Senior Notes due June 1, 2007 of the Company (the "Private Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

                                  Delivery To:

                      THE BANK OF NEW YORK, Exchange Agent


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
By Mail                    By Overnight Courier or Hand:
The Bank of New York       The Bank of New York
One Wall Street - 27       One Wall Street - 27                      By Facsimile:
New York, New York  10286  Corporate Trust & Agency Services Window  (212) 571-3080
Attention:                 New York, New York  10286                 Confirm by Telephone
Reorganization Section     Attention: Reorganization Section         (212) 815-2742
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA
FACSIMILE OTHER THEN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures."


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
Principal Amount of Private Notes Tendered:*
$_________________________________________
                                               If Private Notes will be delivered by
                                               book-entry transfer to The Depository Trust
Certificate Nos. (if available)                Company, provide account number.
Total Principal Amount Represented by
Private Notes Certificate(s):
$__________________________________________    Account Number___________________________

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_______________
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof




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________________________________________________________________________________

     AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
________________________________________________________________________________


                                PLEASE SIGN HERE


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
X____________________________________           _______________

X____________________________________           _______________
     Signature(s) of Owner(s)                   Date
     or Authorized Signatory
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     Area Code and Telephone Number:_____________________________________

     Must be signed by the holder(s) of Private Notes as their name(s) appear(s) on certificates for Private Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
Name(s):
                _______________________________________________________________

                _______________________________________________________________

                _______________________________________________________________

Capacity:
                _______________________________________________________________

Address(es):
                _______________________________________________________________
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                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


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
______________________                      _________________________________
    Name of Firm                                   Authorized Signature

______________________                      _________________________________
       Address                                           Title

                                            Name:
______________________                           ____________________________
       Zip Code                                     (Please Type or Print)


Area Code and Tel. No.                      Dated:
                      ____________________         __________________________
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NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF
      GUARANTEED DELIVERY. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.